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                             AIM JAPAN GROWTH FUND

                     CLASS A, CLASS B AND CLASS C SHARES

                       Supplement dated January 24, 2000
        to the Prospectus dated May 3, 1999, as revised October 26, 1999

The fifth paragraph appearing under the heading entitled "PRINCIPAL RISKS OF INVESTING IN THE FUND" on page 1 of the prospectus is deleted in its entirety.

The first paragraph appearing under the heading entitled "PERFORMANCE INFORMATION" on page 2 of the prospectus is deleted in its entirety and replaced with the following:

           "The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance."

The fourth paragraph appearing under the heading entitled "FINANCIAL HIGHLIGHTS" on page 5 of the prospectus is deleted in its entirety.